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                                                                   EXHIBIT 10.10


                 FLOWSERVE CORPORATION LONG-TERM INCENTIVE PLAN
                AS AMENDED AND RESTATED EFFECTIVE OCTOBER 1, 2000

Flowserve Corporation (the "Company") established the Flowserve Corporation Long-Term Incentive Plan (the "Plan) as amended and restated November 1, 1993 and has been operating thereunder. Effective October 1, 2000 ("Effective Date"), the Plan has been amended and restated into two separate plans:

               1)   Flowserve Corporation Long-Term Stock
                    Incentive Plan ("Stock Incentive Plan").

               2.   Flowserve Corporation Long-Term Cash
                    Incentive Plan ("Cash Incentive Plan").

Each Participant in any Plan Year may participate in the Stock Incentive Plan or the Cash Incentive Plan or both the Stock Incentive Plan and the Cash Incentive Plan. Participation in the Plans is permitted on a pro rata basis so that total participation in both Plans equals 100%.

As of the Effective Date, all deferred stock awards from the predecessor Plan are transferred to the Stock Incentive Plan and all deferred cash awards are transferred to the Cash Incentive Plan. The distribution of any stock transferred to the Stock Incentive Plan shall only be made in kind.

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                                                 Effective Date: October 1, 2000

                              FLOWSERVE CORPORATION
                         LONG-TERM STOCK INCENTIVE PLAN

I.       PURPOSE

         The purpose of the Flowserve Corporation Long-Term Stock Incentive Plan (hereinafter referred to as the "Plan") is (i) to attract and retain employees of experience and ability by providing incentives to those who contribute to the successful operation of the business and affairs of the Company and its Divisions and Subsidiaries; (ii) to increase the identity of interests of such employees with those of the Company's shareholders; (iii) to encourage and reward achievement of the Company and its Divisions and Subsidiaries' long-term goals and objectives; and
         (iv) to reward longer term decisions in the first year of a Cycle which produce outstanding results over the full term of the Cycle.

II.      DEFINITIONS

         A. "AWARD" - A Performance Unit or Units contingently awarded under the Plan.

         B.       "BOARD" - The Company's Board of Directors.

         C.       "COMMITTEE" - The Compensation Committee of the Board.

         D. "COMPANY" - Flowserve Corporation, a New York Corporation, and its successors in interest.

         E. "DIVISION" - An unincorporated separated business unit of the Company.

         F.       "FISCAL-YEAR" - The Company's fiscal year ended December 31.

         G. "PARTICIPANT" - An employee who is selected by the Committee to receive an Award under the plan.

         H. "PERFORMANCE CYCLE" OR "CYCLE" - The period of years selected by the Committee during which the performance of the Company and its Divisions and Subsidiaries is measured for the purpose of determining the extent to which an award has been earned. (See Attachment A.)

         I. "PERFORMANCE GOALS" - The objectives for the Company and its Divisions and Subsidiaries established by the Committee for the purpose of determining the extent to which Performance Units which have been contingently awarded for a Cycle are earned.

         J. "PERFORMANCE UNITS" - An Award granted in the form of a number of units at a fixed dollar value per unit.


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         K.       "SUBSIDIARY" - Any entity of which more than 50 percent of the voting control is owned, directly or indirectly, by the Company.

III.     ADMINISTRATION

         The Plan will be administered by the Committee. No member of the Committee win be eligible to be granted an Award while he is a member of the Committee or with respect to any Fiscal Year during which a Performance Cycle was established and he was a member of the Committee. The Committee's power of Plan administration shall include the ability to amend the Plan, except for amendments which affect the Awards which may be earned by or payable to the Company's Chief Executive Officer. No such amendment shall retroactively affect the benefit rights or other entitlement of any Award granted to or earned by a Participant.

IV.      ELIGIBILITY AND ELECTION TO PARTICIPATE

         Employees eligible to participate in the Plan are those full-time salaried executives of the Company and its Subsidiaries who are in a position to contribute, in a substantial measure, to the long-term strategies, performance and profitability of the Company and its Subsidiaries. The Company's Chief Executive Officer will, from time to time, propose to the Committee eligible employees for participation in the Plan. Generally, only executives who are at the Division/Subsidiary President or Company Officer level will be eligible for participation, although the Committee in its discretion may admit other employees as Participants. If the Participant elects to participate in the Plan, the Participant must so elect on a form ("Attachment F") to be delivered to and be subject to acceptance by the Committee or the CEO, CAO or other persons designated by the Committee prior to the end of the Cycle with such election irrevocable after the completion of the Cycle.

V.       OPERATION OF THE PLAN

         A. AUTHORITY OF THE COMMITTEE - The Committee will have the sole authority to determine the eligible employees who will become Participants, the number of Performance Units each Participant will receive, the value of each Performance Unit for each Performance Cycle and the duration of each Performance Cycle. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other. (See Attachment A for an example of a series of Performance Cycles.) Each Award of Performance Units will be confirmed by a Performance Unit offer executed by the Company and sent to the Participant, which shall be deemed to have been accepted by the Participant and thus have become a binding agreement, unless the Participant objects in writing within seven (7) days after receipt. (See Attachment B for an example of the basis for Performance Unit Awards.)

         B. PERFORMANCE GOALS - The Committee will establish Performance Goals for each Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. During any Cycle, the Committee may adjust the Performance Goals for such Cycle as it deems equitable in

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                  recognition of unusual or non-recurring events affecting the
                  Company or changes in applicable tax laws or accounting principles.

         C. COMPUTATION OF PERFORMANCE UNIT AWARDS EARNED - The Committee will determine the number of Performance Units which have been earned at the end of each Performance Cycle, based upon the Company's performance in relation to the established Performance Goals. A Participant's earned Award for any Performance Cycle shall be contingent upon the Company's achieving such percentage of the Performance Goals for that Cycle as may be specified by the Committee. If the Company achieves 100% of such goals, the Participant will receive the target Award. If the Company's performance falls short of or exceeds such goals, the actual Award may be less than or exceed the target Award by such amount as may be specified by the Committee, but the actual Award shall in no event exceed 200% of the target Award. (See Attachment C for an example of the proportional allocation of an Award.)

         D. PAYMENTS OF PERFORMANCE UNITS - Payment of Performance Units will be in shares of the common stock of the Company ("Shares"). A Participant may also elect to defer payment of Shares ("deferred Shares") under the provisions of Section X. Any Award so elected by the Participant to be paid in the form of Shares or deferred Shares shall be increased by fifteen per cent (15%). Except as may be provided for such "deferred Shares, any issuance of Shares as such payment shall be based upon a determination of the Share's "Current Market Value" on the February 1 next following the end of the applicable Performance cycle or such other date as is selected by the Committee. "Current Market Value" shall mean the average of the last sale prices of a Share during the period beginning thirty-one days prior to and ending on the date that the value of the Share is to be determined, as reported by the National Association of Securities Dealers, Inc. through NASDAQ or, in the event that the Shares are listed on an exchange, the average of the last sale prices of a Share on such exchange during such period. The issuance or delivery of Shares pursuant to the Plan shall be subject to, and shall comply with, any applicable requirements of federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder), any securities exchange upon which the Shares may be listed and any other law or regulation applicable thereto. The Company shall not be obligated to issue or deliver any Shares pursuant to the Plan if such issuance or delivery would, in the opinion of the Committee, violate any such requirements. The foregoing shall not, however, be deemed to require the Company to effect any registration of Shares under any such law or regulation, although the Company may elect to do so. Payment or deferral of Performance Units will be made as soon as practicable after the determination of the value of a Share, where applicable, and the completion of the Performance Cycle during which the Awards were earned.


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VI.      TERMINATION OF EMPLOYMENT

         A. TERMINATION DUE TO RETIREMENT - Performance Units will be paid at the end of each Performance Cycle; provided, however, the value of an Award made for the Fiscal Year in which a Participant retires will be prorated by twelfths as of the date of retirement, based upon the number of whole months from January 1 of such Fiscal Year to the date of retirement and counting as a whole month the month of retirement if the date of retirement is after the 15th of the month. The retirement of a Participant subsequent to the end of a Fiscal Year shall not affect the value of or his entitlement to an Award previously made for such Fiscal Year.

         B. TERMINATION DUE TO DEATH OR DISABILITY - Performance Units shall be paid at the end of each Performance Cycle; provided, however, the value of an Award made for the Fiscal Year in which a Participant dies or becomes disabled shall be prorated by twelfths as of the date of death or disability, based upon the number of whole months from January 1 of such Fiscal Year to the date of death or disability and counting as a whole month the month of death or disability if the date of death or disability is after the 15th of the month. The death or disability of a Participant subsequent to the end of a Fiscal Year shall not affect the value of or his entitlement to an Award previously made for such Fiscal Year. In the event of a Participant's death, any amount payable with respect to his Performance Units shall be paid to his beneficiary(ies). Should a beneficiary die after the Participant but before the benefit is disbursed, the benefit will be paid to the beneficiary's estate.

         C. REASSIGNMENT TO A NON-PARTICIPATING POSITION - Performance Units shall be paid at the end of each Performance Cycle; provided, however, the value of an Award made for the Fiscal Year in which a Participant is reassigned to a non-participating position shall be prorated by twelfths as of the date of the reassignment, based upon the number of whole months from January 1 of such Fiscal Year to the date of reassignment and counting as a whole month the month of reassignment if the date of reassignment is after the 15th of the month.

         D. TERMINATION FOR ANY OTHER REASON - All Awards not yet earned upon a Participant's termination of employment for any reason other than those set forth in Section VI. A.-C., above, will be forfeited. The Committee may, but is not obligated to, make whole or partial payments of Performance Units to a terminated Participant at its discretion if it deems such action to be in the best interest of Company.

VII.     DESIGNATION OF THE BENEFICIARY

         Each Participant, at the beginning of each Performance Cycle, will designate one or more beneficiaries to whom the Company will make any distribution to be made after the Participant's death. This designation will be made in writing on a form filed with the Company's Vice President, Secretary and General Counsel (or other


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

         officer designated by the President). If a Participant does not designate a beneficiary, or if the beneficiary predeceases the Participant, the distribution shall be made to the Participant's estate. Should a beneficiary die after the Participant but before distribution is made, the distribution shall be made to the beneficiary's estate. A Participant may change his designated beneficiary(ies) at any time. (See Attachment D for a copy of the Beneficiary Designation.)

VIII.    AMENDMENT, SUSPENSION OR TERMINATION OF PLAN

         In addition to the Committee's aforementioned limited power of Plan amendment, the Board may at any time amend, suspend or terminate this Plan; provided, however, that no amendment, suspension or termination will affect the rights of Participants to receive distribution of awards already vested but not paid nor retroactively eliminate or reduce any Award granted to or earned by any Participant. For purposes of the foregoing, an award shall be considered to have been vested upon the expiration of the first Fiscal Year of the Performance Cycle to which the award relates.

IX.      GENERAL

         A. All expenses of administering the Plan, including reasonable compensation to the members of the Committee, will be borne by the Company.

         B. No rights under the Plan, contingent or otherwise, will be transferable, assignable or subject to any encumbrance, pledge or charge of any nature.

         C. Neither the adoption of the Plan nor its operation will in any way affect the right and power of the Company to dismiss or discharge any employee at any time.

         D. The Board, the Committee and the Chief Executive Officer may rely upon any information supplied to them by an officer of the Company or by the Company's independent public accountants and may rely upon the advice of such accountants or of counsel in connection with the administration of the Plan and will be fully protected in relying upon such information or advice.

X.       DEFERRED PAYMENT OF PERFORMANCE UNITS

         Awards under the Plan shall be paid in kind in Shares or deferred Shares or a combination thereof for a Performance Cycle.

         A. SHARE AWARDS - Shares Awards will be paid in full as soon as practicable after the end of the Performance Cycle.

         B. ELECTION TO DEFER - Each Participant may elect to defer distribution of a Share Award or a portion thereof. The Participant's election to defer must be made either at or before August 31 of the applicable Plan Year. Such election may not be changed after August 31 of the applicable Plan Year. Attachment E is a copy of the election to defer, although the Committee may elect to honor any


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                  written communication statement from a Participant which
                  communicates substantially the same election intention. The Committee, in its absolute discretion, may elect to accept any such election applicable to the Plan Year beginning January 1, 1990, January 1, 1991, January 1, 1992 or January 1, 1993
                  where the Committee (or the Chief Administrative Officer on behalf of the Committee, except in cases involving the Chief Administrative Officer) determines in its absolute discretion that the Participant submitted in good faith an irrevocable election to defer a possible award prior to the commencement of the applicable Plan Year, regardless of the content of any election form or notice.

         C. PARTICIPANTS' ACCOUNTS FOR DEFERRED SHARES AWARD - The Company will establish a separate account for each Participant whose Shares Award is deferred, in which the number of Shares of the Participant's deferred Shares Award will be maintained. The Company will create this account through a trust established by the Company with the applicable trustee (the "Trustee") maintaining such Shares pursuant to the trust. The Company reserves the right to fund such account by providing the then cash equivalent of the applicable Share Award (including, if applicable, the fifteen percent (15%) premium noted in Section V(D)) to such Trustee with instructions to such Trustee to purchase such Shares for this account on the open market with the Company paying or reimbursing the Trustee for any brokerage or other transaction fees. Any dividends paid on the Shares in this account will be credited to a deferred cash account of the Participant established pursuant to the Long-Term Cash Incentive Plan. The Trustee shall have all voting rights on deferred Shares.

         D. UNSECURED ACCOUNT - Any amount credited to the account of a Participant as a deferred Award will represent only an unsecured promise of the Company to pay the amount so credited in accordance with the terms of the Plan. Neither a Participant nor any beneficiary of a Participant will acquire any right, title, or interest in any asset of the Company as a result of any amount credited to a Participant's account. At all times, a Participant's rights with respect to the amount credited to his account will be only those of an unsecured creditor of the Company. The Company will not be obligated or required in any manner to restrict the use of any of its assets as a result of any amount credited to a Participant's account.

         E. DEFERRED PAYMENTS - Deferred Awards will be distributed only in accordance with the following sections.

                  (i) Termination of Employment. In the event a Participant ceases to be employed by the Company or a Subsidiary for any reason other than death or retirement, any deferred Shares Award (earned in respect of any Cycle ending prior to the Cycle in which such termination occurs), credited to his account will be distributed in kind in a lump sum payment within 60 days of his termination of employment.



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


                  (ii) Retirement. In the event a Participant retires under a retirement plan of the Company or a Subsidiary, any deferred Shares Award will be distributed commencing within 60 calendar days of his retirement in accordance with the method of distribution elected by the Participant. If the election is a lump sum, the entire deferred Shares Award will be transferred in kind to the Participant within 60 days of his retirement. If installments have been elected the aggregate number of Shares held in the separate account for deferred Shares Awards will be divided by the number of installments elected and allocated in equal whole number proportions to be distributed with each such installment payment (with any remainder after such equal division to be included in the first installment). All deferred Shares Awards so allocated will be distributed in kind, the first payment made within 60 days of retirement and the second and all subsequent installment payments made between January 1 and 15 of each following year.

                  (iii) Death. If any portion of a Participant's account remains unpaid at his death, then after his death such amount will be paid (i) to his beneficiary(ies) in accordance with the method of distribution elected by the Participant (following the procedure for lump sum and installment payments set forth above), or
                           (ii) if the Participant has not designated a beneficiary or if the beneficiary predeceases the Participant, to the Participant's estate in a lump sum. Should a beneficiary die after the Participant but before the entire benefit has been disbursed, the Shares benefit will be transferred to such estate in kind.

                  (iv) Emergency Distribution. In the event an emergency situation occurs (as defined below) while a Participant is in the employ of the Company or a Subsidiary, the Participant may request the Committee to make an immediate distribution to him from his account. Any such distribution will be solely within the discretion of the Committee and will be limited in an amount to that necessary to meet the emergency.

                           An emergency situation means a bona fide unexpected financial emergency that is caused by an event beyond the control of the Participant (e.g., a serious family illness or disaster) and would result in severe financial hardship to the Participant if early distribution were not permitted.

                           IN WITNESS WHEREOF, the Company has caused this
restatement to be executed this 19th day of January, 2001.

                                  FLOWSERVE CORPORATION


                                  By: /s/ Ronald F. Shuff
                                  --------------------------------------------
                                  Ronald F. Shuff
                                  Vice President, Secretary and General Counsel


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


                                                                    ATTACHMENT A

                           PERFORMANCE CYCLE OR CYCLES

                      EXAMPLE OF A THREE-YEAR CYCLE PROGRAM

                    Year       Year     Year       Year      Year      Year
                    One        Two      Three      Four      Five      Six
                  -------    -------   -------   -------   -------   -------
1st Cycle         Awarded ------------ Earned

2nd Cycle                    Awarded ----------- Earned

3rd Cycle                              Awarded ----------- Earned

4th Cycle                                        Awarded ----------- Earned


         NOTE: Performance Units are contingently awarded prior to start of each Cycle and earned if Performance Goals are achieved at the end of the three-year period.

                                                                    ATTACHMENT B

                  EXAMPLE OF BASIS FOR PERFORMANCE UNIT AWARDS

                           (LONG-TERM INCENTIVE PLAN)

                                 TARGET UNIT AWARD      MAXIMUM UNIT AWARD
              SALARY RANGES            AS % OF            AS % OF BASE
BASE LEVEL     HAY POINTS       BASE SALARY MIDPOINT     SALARY MIDPOINT
----------    ------------      --------------------    -------------------
    A         2500 & Above               45%                   90%

    B         1900 to 2499               35%                   70%

    C         1600 to 1899               30%                   60%

    D         1250 to 1599               25%                   50%

                                                                    ATTACHMENT C

                               PERCENT OF TARGET
 EXAMPLE OF PAYOUT AT FLOWSERVE SALES REVENUE GROWTH OVER OR UNDER McGRAW-HILL

              FLOWSERVE GROWTH IN PERCENTAGE POINTS OVER McGRAW-HILL INDEX GROWTH
------------------------------------------------------------------------------------------------
RONA % OF          1% OR                                                                  10% OR
GOAL               LESS       2%     3%      4%     5%*      6%      7%      8%       9%   MORE
-------------      -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
 0.0 - 79.9           0%      0%      0%      0%      0%      0%      0%      0%      0%      0%
 80.0 - 84.9         50%     50%     50%     50%     50%     65%     80%     90%    100%    110%
 85.0 - 89.9         50%     50%     50%     50%     65%     80%     90%    100%    110%    120%
 90.0 - 94.9         50%     50%     50%     65%     80%     90%    100%    110%    120%    130%
 95.0 - 99.9         50%     50%     65%     80%     90%    100%    110%    120%    130%    140%
100.0 - 104.9        50%     65%     80%     90%    100%    110%    120%    130%    140%    150%
105.0 - 109.9        65%     80%     90%    100%    110%    120%    130%    140%    150%    160%
110.0 - 114.9        80%     90%    100%    110%    120%    130%    140%    150%    160%    170%
115.0 - 119.9        90%    100%    110%    120%    130%    140%    150%    160%    170%    180%
120.0 - 124.9       100%    110%    120%    130%    140%    150%    160%    170%    180%    190%
125.0 and over      110%    120%    130%    140%    150%    160%    170%    180%    190%    200%

* NOTE: 5 percentage point growth over McGraw-Hill results in payouts equal to the old plan. Award determination to be interpolated between categories based upon actual results.

                                                                    ATTACHMENT D

                              FLOWSERVE CORPORATION
                         LONG-TERM STOCK INCENTIVE PLAN

                      PARTICIPANT'S BENEFICIARY DESIGNATION

In accordance with the provisions of the Long-Term Stock Incentive Plan (the "Plan") of Flowserve Corporation (the "Company"), I elect to have any payments which have not been made to me prior to my death, paid after my death to:



              ----------------------------------------------------

              ----------------------------------------------------

              ----------------------------------------------------



              ---------------           --------------------------
                  Date                   Signature of Participant

The undersigned acknowledges receipt of the above election on                 .
                                                              ----------------

                                                ------------------------------
                                                RONALD F. SHUFF
                                                VICE PRESIDENT, SECRETARY AND
                                                GENERAL COUNSEL

                                                                    ATTACHMENT E

                              FLOWSERVE CORPORATION
                         LONG-TERM STOCK INCENTIVE PLAN

                         PARTICIPANT'S ELECTION TO DEFER

In accordance with the provisions of the Long-Term Stock Incentive Plan (the "Plan") of Flowserve Corporation (the "Company"), I elect:

         1. To defer ____% of my payment of Award payable in Shares for the Plan Year ending December 31, 200___.

         2. To receive payment of the amount credited to my deferred award account in the following manner (I have initiated the method I have elected):

                         A.  In one lump sum payment in kind distribution of
                  ----       "Shares" (as defined in the Plan) upon
                             retirement.

                         B.  In ten equal annual installments of Shares
                  ---- commencing within 60 calendar days of my retirement.

         3. To have any payments required by paragraph 2 above which have not been made to me prior to my death, paid after my death to the following designated person in the same manner as would have been paid to me:


              ----------------------------------------------------

              ----------------------------------------------------

              ----------------------------------------------------

In making this election, I understand that:

         1. My election may not be changed after the beginning of the Plan Year with respect to which my award is earned.

         2. My election is subject to the terms of the Plan, which, among other things, requires a lump sum payout in the event of my employment termination for reasons other than retirement or death.

-------------------------              --------------------------------------
DATE                                   SIGNATURE OF PARTICIPANT


The undersigned acknowledges receipt of the above election on                 .
                                                              ----------------


                                                ------------------------------
                                                RONALD F. SHUFF
                                                VICE PRESIDENT, SECRETARY AND
                                                GENERAL COUNSEL

                                                                    ATTACHMENT F

                              FLOWSERVE CORPORATION
                         LONG-TERM STOCK INCENTIVE PLAN

                      PARTICIPANT'S ELECTION TO PARTICIPATE

In accordance with the provisions of the Long-Term Stock Incentive Plan (the "Plan") of Flowserve Corporation (the "Company"), I elect to participate in the Plan for the Performance Cycle ended December 31, 200__. Participation in this Plan is on a pro rata basis with the Flowserve Corporation Long-term Cash Incentive Plan for Senior Executives and represents ___% of my total (100% participation in both Plans. Unless otherwise determined by the Committee, I understand that if I am a participant in the Flowserve Corporation Equity Incentive Plan my participation in the Long-Term Stock Incentive Plan must be at least 50% of my total (100%) participation in both the Long-Term Incentive Plan and the Long-term Cash Incentive Plan.

In making this election, I understand that:

1. My election may not be changed or revoked after the end of the Performance Cycle.

2. The number of Shares to be received pursuant to this election will be calculated pursuant to the Plan and, accordingly, will be the equivalent of 115% of the value of the award, based upon the Plan's specified timing of the computation of the cash value of a Share.

3.       My election is otherwise subject to the terms of the Plan.

4. The Shares have not been registered under the Securities Act of 1933. Rather, the Shares will be issued in reliance upon the so-called private placement exemption set forth in the Act. I may not sell the Shares unless either they are registered under the Act or unless an exemption from registration is available.

----------------------            ---------------------------------------------
DATE                              SIGNATURE OF PARTICIPANT



Receipt and acceptance acknowledged on behalf of the Compensation Committee.



----------------------            ---------------------------------------------
DATE                              RONALD F. SHUFF
                                  Vice President, Secretary and General Counsel

                                                 Effective Date: October 1, 2000

                              FLOWSERVE CORPORATION
                          LONG-TERM CASH INCENTIVE PLAN

I.       PURPOSE

         The purpose of the Flowserve Corporation Long-Term Cash Incentive Plan (hereinafter referred to as the "Plan") is (i) to attract and retain employees of experience and ability by providing incentives to those who contribute to the successful operation of the business and affairs of the Company and its Divisions and Subsidiaries; (ii) to increase the identity of interests of such employees with those of the Company's shareholders; (iii) to encourage and reward achievement of the Company and its Divisions and Subsidiaries' long-term goals and objectives; and
         (iv) to reward longer term decisions in the first year of a Cycle which produce outstanding results over the full term of the Cycle.

II.      DEFINITIONS

         A. "AWARD" - A Performance Unit or Units contingently awarded under the Plan.

         B.       "BOARD" - The Company's Board of Directors.

         C.       "COMMITTEE" - The Compensation Committee of the Board.

         D.       "COMPANY" - Flowserve Corporation, a New York Corporation.

         E. "DIVISION" - An unincorporated separated business unit of the Company.

         F.       "FISCAL-YEAR" - The Company's fiscal year ended December 31.

         G. "PARTICIPANT" - An employee who is selected by the Committee to receive an Award under the plan.

         H. "PERFORMANCE CYCLE" OR "CYCLE" - The period of years selected by the Committee during which the performance of the Company and its Divisions and Subsidiaries is measured for the purpose of determining the extent to which an award has been earned. (See Attachment A.)

         I. "PERFORMANCE GOALS" - The objectives for the Company and its Divisions and Subsidiaries established by the Committee for the purpose of determining the extent to which Performance Units which have been contingently awarded for a Cycle are earned.

         J. "PERFORMANCE UNITS" - An Award granted in the form of a number of units at a fixed dollar value per unit.

         K. "SUBSIDIARY" - Any entity of which more than 50 percent of the voting control is owned, directly or indirectly, by the Company.

III.     ADMINISTRATION

         The Plan will be administered by the Committee. No member of the Committee win be eligible to be granted an Award while he is a member of the Committee or with respect to any Fiscal Year during which a Performance Cycle was established and he was a member of the Committee. The Committee's power of Plan administration shall include the ability to amend the Plan, except for amendments which affect the Awards which may be earned by or payable to the Company's Chief Executive Officer. No such amendment shall retroactively affect the benefit rights or other entitlement of any Award granted to or earned by a Participant.

IV.      ELIGIBILITY

         Employees eligible to participate in the Plan are those full-time salaried executives of the Company and its Subsidiaries who are in a position to contribute, in a substantial measure, to the long-term strategies, performance and profitability of the Company and its Subsidiaries. The Company's Chief Executive Officer will, from time to time, propose to the Committee eligible employees for participation in the Plan. Generally, only executives who are at the Division/Subsidiary President or Company Officer level will be eligible for participation, although the Committee in its discretion may admit other employees as Participants. Unless electing to the contrary to participate in the Flowserve Corporation Long-Term Stock Incentive Plan, all Eligible Participants shall participate in this Plan.

V.       OPERATION OF THE PLAN

         A. AUTHORITY OF THE COMMITTEE - The Committee will have the sole authority to determine the eligible employees who will become Participants, the number of Performance Units each Participant will receive, the value of each Performance Unit for each Performance Cycle and the duration of each Performance Cycle. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other. (See Attachment A for an example of a series of Performance Cycles.) Each Award of Performance Units will be confirmed by a Performance Unit offer executed by the Company and sent to the Participant, which shall be deemed to have been accepted by the Participant and thus have become a binding agreement, unless the Participant objects in writing within seven (7) days after receipt. (See Attachment B for an example of the basis for Performance Unit Awards.)

         B. PERFORMANCE GOALS - The Committee will establish Performance Goals for each Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. During any Cycle, the Committee may adjust the Performance Goals for such Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company or changes in applicable tax laws or accounting principles.

         C. COMPUTATION OF PERFORMANCE UNIT AWARDS EARNED - The Committee will determine the number of Performance Units which have been earned at the end of each Performance Cycle, based upon the Company's performance in relation to the established Performance Goals. A Participant's earned Award for any Performance Cycle shall be contingent upon the Company's achieving such percentage of the Performance Goals for that Cycle as may be specified by the Committee. If the Company achieves 100% of such goals, the Participant will receive the target Award. If the Company's performance falls short of or exceeds such goals, the actual Award may be less than or exceed the target Award by such amount as may be specified by the Committee, but the actual Award shall in no event exceed 200% of the target Award. (See Attachment C for an example of the proportional allocation of an Award.)

         D. PAYMENTS OF PERFORMANCE UNITS - Payment of Performance Units will be in cash. A Participant may also elect to defer payment of cash under the provisions of Section X.

VI.      TERMINATION OF EMPLOYMENT

         A. TERMINATION DUE TO RETIREMENT - Performance Units will be paid at the end of each Performance Cycle; provided, however, the value of an Award made for the Fiscal Year in which a Participant retires will be prorated by twelfths as of the date of retirement, based upon the number of whole months from January 1 of such Fiscal Year to the date of retirement and counting as a whole month the month of retirement if the date of retirement is after the 15th of the month. The retirement of a Participant subsequent to the end of a Fiscal Year shall not affect the value of or his entitlement to an Award previously made for such Fiscal Year.

         B. TERMINATION DUE TO DEATH OR DISABILITY - Performance Units shall be paid at the end of each Performance Cycle; provided, however, the value of an Award made for the Fiscal Year in which a Participant dies or becomes disabled shall be prorated by twelfths as of the date of death or disability, based upon the number of whole months from January 1 of such Fiscal Year to the date of death or disability and counting as a whole month the month of death or disability if the date of death or disability is after the 15th of the month. The death or disability of a Participant subsequent to the end of a Fiscal Year shall not affect the value of or his entitlement to an Award previously made for such Fiscal Year. In the event of a Participant's death, any amount payable with respect to his Performance Units shall be paid to his beneficiary(ies). Should a beneficiary die after the Participant but before the benefit is disbursed, the benefit will be paid to the beneficiary's estate.

         C. REASSIGNMENT TO A NON-PARTICIPATING POSITION - Performance Units shall be paid at the end of each Performance Cycle; provided, however, the value of an Award made for the Fiscal Year in which a Participant is reassigned to a non-participating position shall be prorated by twelfths as of the date of the reassignment, based upon the number of whole months from January 1 of such Fiscal Year to the date of reassignment and counting as a whole month the month of reassignment if the date of reassignment is after the 15th of the month.

         D. TERMINATION FOR ANY OTHER REASON - All Awards not yet earned upon a Participant's termination of employment for any reason other than those set forth in Section VI. A.-C., above, will be forfeited. The Committee may, but is not obligated to, make whole or partial payments of Performance Units to a terminated Participant at its discretion if it deems such action to be in the best interest of Company.

VII.     DESIGNATION OF THE BENEFICIARY

         Each Participant, at the beginning of each Performance Cycle, will designate one or more beneficiaries to whom the Company will make any distribution to be made after the Participant's death. This designation will be made in writing on a form filed with the Company's Vice President, Secretary and General Counsel (or other officer designated by the President). If a Participant does not designate a beneficiary, or if the beneficiary predeceases the Participant, the distribution shall be made to the Participant's estate. Should a beneficiary die after the Participant but before distribution is made, the distribution shall be made to the beneficiary's estate. A Participant may change his designated beneficiary(ies) at any time. (See Attachment D for a copy of the Beneficiary Designation.)

VIII.    AMENDMENT, SUSPENSION OR TERMINATION OF PLAN

         In addition to the Committee's aforementioned limited power of Plan amendment, the Board may at any time amend, suspend or terminate this Plan; provided, however, that no amendment, suspension or termination will affect the rights of Participants to receive distribution of awards already vested but not paid nor retroactively eliminate or reduce any Award granted to or earned by any Participant. For purposes of the foregoing, an award shall be considered to have been vested upon the expiration of the first Fiscal Year of the Performance Cycle to which the award relates.

IX.      GENERAL

         A. All expenses of administering the Plan, including reasonable compensation to the members of the Committee, will be borne by the Company.

         B. No rights under the Plan, contingent or otherwise, will be transferable, assignable or subject to any encumbrance, pledge or charge of any nature.

         C. Neither the adoption of the Plan nor its operation will in any way affect the right and power of the Company to dismiss or discharge any employee at any time.

         D. The Board, the Committee and the Chief Executive Officer may rely upon any information supplied to them by an officer of the Company or by the Company's independent public accountants and may rely upon the advice of such accountants or of counsel in connection with the administration of the Plan and will be fully protected in relying upon such information or advice.

X.       DEFERRED PAYMENT OF PERFORMANCE UNITS

         Awards under the Plan may be paid in cash or deferred cash or a combination thereof for a Performance Cycle.

         A. CASH AWARDS - Cash Awards will be paid in full as soon as practicable after the end of the Performance Cycle.

         B. ELECTION TO DEFER - Each Participant may elect to defer distribution of a cash Award or a portion thereof. The Participant's election to defer must be made either at or before August 31 of the applicable Plan Year. Such election may not be changed after August 31 of the applicable Plan year. Attachment E is a copy of the election to defer, although the Committee may elect to honor any written communication statement from a Participant which communicates substantially the same election intention. The Committee, in its absolute discretion, may elect to accept any such election applicable to the Plan Year beginning January 1, 1990, January 1, 1991, January 1, 1992 or January 1, 1993 where the Committee (or the Chief Administrative Officer on behalf of the Committee, except in cases involving the Chief Administrative Officer) determines in its absolute discretion that the Participant submitted in good faith an irrevocable election to defer a possible award prior to the commencement of the applicable Plan Year, regardless of the content of any election form or notice.

         C. PARTICIPANTS' ACCOUNTS FOR DEFERRED CASH AWARD - The Company will establish and maintain a separate account for each Participant who has elected to defer his cash Award, in which the amount of the Participant's deferred cash Award will be recorded. The Company will credit to each such account, as of the first day of each calendar quarter, interest on the amount then credited to such account, including all previous credits to such account by operation of this Section, computed at an annual rate equal to 120% of the long-term applicable federal rate compounded quarterly as published by the Internal Revenue Service for the beginning month of each calendar quarter. Any dividends paid on the Shares deferred pursuant to the Flowserve Corporation Long-Term Stock Incentive Plan ("Long-term Stock Incentive Plan") will be credited to a deferred cash account of the Participant under this Plan, with interest to be credited to such dividends in the same manner as credited to deferred cash Awards.

         D. UNSECURED ACCOUNT - Any amount credited to the account of a Participant as a deferred Award, or as interest or Dividends (as described below) paid on such deferred Award, will represent only an unsecured promise of the Company to pay the amount so credited in accordance with the terms of the Plan. Neither a Participant nor any beneficiary of a Participant will acquire any right, title, or interest in any asset of the Company as a result of any amount credited to a

                  Participant's account. At all times, a Participant's rights with respect to the amount credited to his account will be only those of an unsecured creditor of the Company. The Company will not be obligated or required in any manner to restrict the use of any of its assets as a result of any amount credited to a Participant's account.

         E. DEFERRED PAYMENTS - Deferred Awards will be distributed only in accordance with the following sections.

                  (i) Termination of Employment. In the event a Participant ceases to be employed by the Company or a Subsidiary for any reason other than death or retirement, any deferred cash Award (earned in respect of any Cycle ending prior to the Cycle in which such termination occurs), and any interest on such Award and any dividends with interest credited to his deferred cash account as described in Section X. C. ("Dividends") will be distributed in a lump sum payment within 60 days of his termination of employment.

                  (ii) Retirement. In the event a Participant retires under a retirement plan of the Company or a Subsidiary, any deferred cash Award, and the interest and Dividends on such Award previously or currently credited to his account, will be distributed commencing within 60 calendar days of his retirement in accordance with the method of distribution elected by the Participant. If the election is a lump sum, interest and Dividends will be credited to the account pursuant to Section X. C. through the date of distribution, and the entire deferred cash amount will be paid to the Participant within 60 days of his retirement. If installments have been elected, interest and Dividends will be calculated through the date of retirement pursuant to Section X. C. and added to the account. The resulting deferred cash Award account total shall be divided equally by the number of installments elected and the first payment made within 60 days of retirement. The second and all subsequent installment payments shall be made between January 1 and 15 of each following year. Interest will continue to accrue to the account pursuant to
                           Section X. C. on the balance remaining in the Participant's deferred cash Award account until all installments have been paid and will be paid annually with each installment payment. Dividends from any undistributed Shares deferred pursuant to the Long-Term Stock Incentive Plan will continue to accrue to the Participant's deferred cash Award account and will be paid with the next applicable installment payment of a deferred cash Award.

                  (iii) Death. If any portion of a Participant's account remains unpaid at his death, then after his death such amount will be paid (i) to his beneficiary(ies) in accordance with the method of distribution elected by the Participant (following the procedure for lump sum and installment payments set forth above), or
                           (ii) if the Participant has not designated a beneficiary or if the beneficiary predeceases the Participant, to the Participant's estate in a lump sum. Should a beneficiary die after the

                  Participant but before the entire benefit has been disbursed, the balance of the cash benefit will be paid to the beneficiary's estate in a lump sum.

         (iv) Emergency Distribution. In the event an emergency situation occurs (as defined below) while a Participant is in the employ of the Company or a Subsidiary, the Participant may request the Committee to make an immediate distribution to him from his account. Any such distribution will be solely within the discretion of the Committee and will be limited in an amount to that necessary to meet the emergency.

                  An emergency situation means a bona fide unexpected financial emergency that is caused by an event beyond the control of the Participant (e.g., a serious family illness or disaster) and would result in severe financial hardship to the Participant if early distribution were not permitted.

                  IN WITNESS WHEREOF, the Company has caused this restatement to be executed this 19th day of January, 2001.

                               FLOWSERVE CORPORATION


                               By: /s/ Ronald F. Shuff
                                   ---------------------------------------------
                                   Ronald F. Shuff
                                   Vice President, Secretary and General Counsel

                                                                    ATTACHMENT A

                           PERFORMANCE CYCLE OR CYCLES

                      EXAMPLE OF A THREE-YEAR CYCLE PROGRAM

                    Year       Year     Year       Year      Year      Year
                    One        Two      Three      Four      Five      Six
                  -------    -------   -------   -------   -------   -------
1st Cycle         Awarded ------------ Earned

2nd Cycle                    Awarded ----------- Earned

3rd Cycle                              Awarded ----------- Earned

4th Cycle                                        Awarded ----------- Earned


         NOTE: Performance Units are contingently awarded prior to start of each Cycle and earned if Performance Goals are achieved at the end of the three-year period.

                                                                    ATTACHMENT B

                  EXAMPLE OF BASIS FOR PERFORMANCE UNIT AWARDS

                           (LONG-TERM INCENTIVE PLAN)

                                 TARGET UNIT AWARD      MAXIMUM UNIT AWARD
              SALARY RANGES            AS % OF            AS % OF BASE
BASE LEVEL     HAY POINTS       BASE SALARY MIDPOINT     SALARY MIDPOINT
----------    -------------     --------------------    ------------------
    A         2500 & Above               45%                   90%

    B         1900 to 2499               35%                   70%

    C         1600 to 1899               30%                   60%

    D         1250 to 1599               25%                   50%

                                                                    ATTACHMENT C

                               PERCENT OF TARGET
 EXAMPLE OF PAYOUT AT FLOWSERVE SALES REVENUE GROWTH OVER OR UNDER McGRAW-HILL

              FLOWSERVE GROWTH IN PERCENTAGE POINTS OVER McGRAW-HILL INDEX GROWTH
------------------------------------------------------------------------------------------------
RONA % OF          1% OR                                                                  10% OR
GOAL               LESS       2%     3%      4%      5%*     6%      7%      8%      9%    MORE
-------------      -----    ----    ----    ----    ----    ----    ----    ----    ----   -----
  0.0 - 79.9          0%      0%      0%      0%      0%      0%      0%      0%      0%      0%
 80.0 - 84.9         50%     50%     50%     50%     50%     65%     80%     90%    100%    110%
 85.0 - 89.9         50%     50%     50%     50%     65%     80%     90%    100%    110%    120%
 90.0 - 94.9         50%     50%     50%     65%     80%     90%    100%    110%    120%    130%
 95.0 - 99.9         50%     50%     65%     80%     90%    100%    110%    120%    130%    140%
100.0 - 104.9        50%     65%     80%     90%    100%    110%    120%    130%    140%    150%
105.0 - 109.9        65%     80%     90%    100%    110%    120%    130%    140%    150%    160%
110.0 - 114.9        80%     90%    100%    110%    120%    130%    140%    150%    160%    170%
115.0 - 119.9        90%    100%    110%    120%    130%    140%    150%    160%    170%    180%
120.0 - 124.9       100%    110%    120%    130%    140%    150%    160%    170%    180%    190%
125.0 and over      110%    120%    130%    140%    150%    160%    170%    180%    190%    200%

* NOTE: 5 percentage point growth over McGraw-Hill results in payouts equal to the old plan. Award determination to be interpolated between categories based upon actual results.

                                                                    ATTACHMENT D

                              FLOWSERVE CORPORATION
                          LONG-TERM CASH INCENTIVE PLAN

                      PARTICIPANT'S BENEFICIARY DESIGNATION

In accordance with the provisions of the Long-Term Cash Incentive Plan (the "Plan") of Flowserve Corporation (the "Company"), I elect to have any payments which have not been made to me prior to my death, paid after my death to:


              ----------------------------------------------------

              ----------------------------------------------------

              ----------------------------------------------------


              ---------------           --------------------------
                  Date                   Signature of Participant

The undersigned acknowledges receipt of the above election on                 .
                                                              ----------------

                                                ------------------------------
                                                RONALD F. SHUFF
                                                VICE PRESIDENT, SECRETARY AND
                                                GENERAL COUNSEL

                                                                    ATTACHMENT E

                              FLOWSERVE CORPORATION
                          LONG-TERM CASH INCENTIVE PLAN

                         PARTICIPANT'S ELECTION TO DEFER


In accordance with the provisions of the Long-Term Cash Incentive Plan (the "Plan") of Flowserve Corporation (the "Company"), I elect:

         1. To defer ____% of my payment of Award payable in cash for the Plan Year ending December 31, 200___.

         2. To receive payment of the amount credited to my deferred award account in the following manner (I have initiated the method I have elected):

                           A.   In one lump sum payment of cash upon retirement.
                  ----
                           B.   In ten equal annual installments of cash
                  ---- commencing within 60 calendar days of my retirement.

         3. To have any payments required by paragraph 2 above which have not been made to me prior to my death, paid after my death to the following designated person in the same manner as would have been paid to me:

              ----------------------------------------------------

              ----------------------------------------------------

              ----------------------------------------------------

In making this election, I understand that:

         1. My election may not be changed after the beginning of the Plan Year with respect to which my award is earned.

         2. My election is subject to the terms of the Plan, which, among other things, requires a lump sum payout in the event of my employment termination for reasons other than retirement or death.


--------------------                            ------------------------------
DATE                                            SIGNATURE OF PARTICIPANT


The undersigned acknowledges receipt of the above election on                 .
                                                              ----------------


                                                ------------------------------
                                                RONALD F. SHUFF
                                                VICE PRESIDENT, SECRETARY AND
                                                GENERAL COUNSEL